UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number: 811-23636

Date of Notification: October 7, 2024

2.	Exact name of Investment Company as specified in registration statement: AFA Private Credit Fund
3.	Address of principal executive office: (number, street, city, state, zip code)

AFA Private Credit Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

4.	Check one of the following:
A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

/s/ Marco Hanig

Marco Hanig, President

AFA PRIVATE CREDIT FUND (the “Fund”) — Repurchase Offer Notice

This notice is to inform you of the dates for your Fund’s current repurchase offer. If you are not interested in selling your shares at this time, please disregard this notice.

October 7, 2024

Dear Shareholder:

We extend this repurchase offer to provide liquidity to shareholders because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. You can sell Fund shares only during one of the Fund’s scheduled quarterly repurchase offer periods, so we would like to make you aware of the deadlines and procedures should you wish to do so.

Note that selling your shares of the Fund may be a taxable event; consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time. If you do not wish to sell any of your shares at this time, no action is required. This repurchase offer period begins on October 7, 2024 and ends (unless extended) at the close of the New York Stock Exchange (normally the Exchange closes at 4:00 p.m., Eastern Time, but it may close earlier on certain days) on November 6, 2024. This Repurchase Request Deadline will be strictly observed. Shares accepted for repurchase will be purchased at a price equal to the respective net asset value of such shares on the Repurchase Pricing Date, which is described further in the enclosed Repurchase Offer Terms. For informational purposes, on October 1, 2024, the net asset values per share of the Fund’s outstanding Institutional Class Shares and Founder Class Shares were $9.56 and $9.55, respectively.

If you intend to sell your shares during this repurchase offer period, please read the enclosed documents.

Please refer to the Fund’s Prospectus and the enclosed Repurchase Offer Terms and Repurchase Request Form if you have any questions or contact a Client Services representative at (844) 440-4450. The enclosed documents apply to the current repurchase offer period. New documents will be mailed to you in connection with any subsequent quarterly repurchase offers.

Sincerely,

AFA Private Credit Fund

AFA Private Credit Fund Repurchase Offer Terms

1.	The Offer. AFA Private Credit Fund (the “Fund”) is offering to repurchase for cash up to 5 percent (5%) of the aggregate of its issued and outstanding shares (“Shares”) of beneficial interest (such amount, the “Repurchase Offer Amount”) on the Repurchase Request Deadline (defined and described below) at a price equal to the respective net asset value (“NAV” or “Net Asset Value”) as of the close of the New York Stock Exchange on the Repurchase Pricing Date (defined and described below). The Offer is being made upon the terms and conditions set forth in these Repurchase Offer Terms, the AFA Private Credit Fund - Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), the Fund’s Prospectus, and the related Repurchase Request Form. Together those documents constitute the “Offer.” The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The purpose of the Offer is to provide liquidity to shareholders since the Fund is unaware of any secondary market that exists for the Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee or otherwise by a nominee, such person may charge a transaction fee for submitting a repurchase request for you.
2.	Net Asset Value. The Net Asset Values per share of the Fund’s Institutional Class Shares and Founder Class Shares were $9.56 and 9.55, respectively, on October 1, 2024. You must determine whether to tender Shares prior to the Repurchase Request Deadline, but the Net Asset Values at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The Net Asset Values may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline (and the Repurchase Pricing Date, if different.) The Net Asset Values on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Please call a Client Services representative at (844) 440-4450 for current NAV information. The Shares of the Fund are not traded on any organized market or stock exchange.
3.	Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on October 7, 2024. All tenders of Shares for repurchase must be received in proper form by the Fund’s transfer agent, UMB Fund Services Inc. (“UMBFS”) or the broker- dealer or other intermediary through which you hold your Shares, between October 7, 2024 and before the close of the New York Stock Exchange (normally the New York Stock Exchange closes at 4:00 p.m., Eastern Time, but it may close earlier on certain days) on November 6, 2024 (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be strictly observed.
4.	Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on November 6, 2024 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.
5.	Payment for Shares Repurchased. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven calendar days after the Repurchase Pricing Date.
6.	Withdrawal Charges. The Fund does not currently charge any contingent deferred sales charges or any special handling or processing fees for repurchases of Shares. Your financial advisor or broker may charge a transaction fee in connection with submitting a repurchase request. Please check the Fund’s Prospectus and consult your financial advisor.
7.	Increase in Number of Shares Repurchased; Pro Rata Repurchase. If shareholders tender for repurchase more than the Shares that the Fund is offering to repurchase, the Fund may, but is not required to, increase the number of Shares that the Fund is offering to repurchase by up to 2.00% of the number of Shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase (i) by shareholders who own less than one hundred Shares and who tender all of their Shares or (ii) in connection with required minimum distributions from an individual retirement account (“IRA”) or other qualified retirement plan, before prorating other amounts tendered. There can be no assurance that the Fund will be able to repurchase all of the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment at Net Asset Value. You may have to wait until a subsequent quarterly repurchase offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that time.
8.	Withdrawal or Modification of Number of Shares to be Repurchased. Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the close of the New York Stock Exchange (normally the New York Stock Exchange closes at 4:00 p.m., Eastern Time, but it may close earlier on certain days) on the Repurchase Request Deadline. If your Shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee or otherwise by a nominee, please consult such person if you wish to modify or withdraw a repurchase request. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call a Client Services representative at (844) 440-4450 or contact your financial advisor.

9.	Suspension or Postponement of Repurchase Offer. The Board of Trustees of the Fund may suspend or postpone the Offer only:
(a)	if making or effecting the Offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended;
(b)	for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;
(c)	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
(d)	for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

10.	Tax Consequences. You should review the tax information in the Fund’s prospectus and Statement of Additional Information, which describes the tax consequences of investing in the Fund and of participating in the repurchase. You also should consult your tax advisor regarding the tax consequences applicable to you from participating in the repurchase. Participating in the repurchase could involve federal, state and local tax consequences. Federal tax withholding could apply to the repurchase in certain circumstances, including situations where the tendering shareholder has not submitted a valid Form W-9 (for United States persons including resident alien individuals) or Form W-8 (for non-U.S. shareholders) to the Fund.
11.	No Redemption Fee. No redemption fees will apply if you sell your Shares pursuant to the Fund’s quarterly repurchase program.
12.	Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit the Fund’s website at https://alternativefundadvisors.com/investment-funds, call a Client Services representative at (844) 440-4450, or contact your financial advisor.

AFA PRIVATE CREDIT FUND

REPURCHASE OFFER REQUEST FORM

Repurchase Request Deadline: November 6, 2024	Repurchase Pricing Date: November 6, 2024

PARTS 1, 2, 3, 4, 5 AND 6 MUST BE COMPLETED AND RECEIVED BY 4:00 P.M., EASTERN TIME,
ON NOVEMBER 6, 2024 FOR THE REPURCHASE REQUEST TO BE IN GOOD ORDER FOR PROCESSING.

PLEASE FAX OR MAIL TO:

AFA Private Credit Fund
c/o UMB Fund Services, Inc.	FAX: (816) 860-3137
P.O. Box 2175	For Additional Information:
Milwaukee, WI 53201-2175	Phone: (844) 440-4450

PART 1 — SHAREHOLDER NAME AND ADDRESS

Fund Account #:
Full Account Registration Line 1:
Full Account Registration Line 2:
Address:
City, State, Zip
Social Security # or Taxpayer Identification #:
Telephone Number:

PART 2 — REQUEST TO REPURCHASE SHARES, PLEASE REPURCHASE THE FOLLOWING:

☐ Institutional Class Shares (AMCLX)

☐ Founder Class Shares (AMCJX)

If repurchasing more than one share class, please submit a separate form for each class

☐ All of my Fund Shares

-or-

☐ A Portion of my Fund Shares

Number of Shares (3 decimals): ____________

PART 3 — PAYMENT

Please Deliver All Proceeds via to the Following:

☐ Deliver All Proceeds via Check to Shareholder Address

☐ Deliver All Proceeds to Bank Account on Record via wire

☐ Deliver All Proceeds to New Bank Instructions (Must complete Part 5)

* If none of the above are checked, or multiple options are checked, payment will default to Check to Shareholder Address.

PART 4 — IRA INVESTORS ONLY

Please indicate the reason for distribution. If none are chosen, the distribution code will be age based. If this is a transfer, please have the receiving Custodian complete a Transfer Form. Fee: A fee of $50.00 will be charged on all accounts where a full redemption is made unless you have already paid the Annual IRA Maintenance Fee. If the fee applies, the amount distributed will be the amount requested, less the fee, unless the fee is paid in advance.

Reason for

distribution:	☐ Pre-mature distribution-investor is under 59½.
☐ Normal-investor is over 59½

Roth IRA ☐ Nonqualified ☐ Qualified
Other: ________________________

Withholding Notice and Election (Form W-4P/OMB No. 1545-0074) Dept. of Treasury, Internal Revenue Service

Tax withholding does not apply to transfers, direct rollovers to employer plans, qualified charitable distributions, qualified HSA funding distributions, revocations, recharacterizations, or the amount returned as an excess contribution when removed with the earnings.

Line 1 (Recipient Information)

1a. First name and middle initial: Last Name: ____________________________

1b. Social Security Number: ______________________________

Address: ________________________ City or town, state, and ZIP Code: ________________________

Your federal tax withholding rate is determined by the type of payment you will receive. For nonperiodic payments, the default withholding rate is 10%. You can choose to have a different rate by entering a rate between 0% and 100% on line 2 (below). Generally, you can’t choose less than 10% for payments to be delivered outside the United States and its territories. See the instructions and the Marginal Rate Tables (below) for more information.

For an eligible rollover distribution, the default withholding rate is 20%. You can choose a rate greater than 20% by entering the rate on line 2. You may not choose a rate less than 20%.

Line 2

Complete this line if you would like a rate of withholding that is different from the default withholding rate. See the instructions and the Marginal Rate Tables (below) for additional information. Enter the rate as a whole number (no decimals). Withhold Federal Income Tax of ________________________%

Note: Unless a previous federal income tax withholding election is in place, or you indicate a different withholding amount above, your IRA Trustee/Custodian will withhold federal income tax at the default rate indicated above. Your withholding election is valid until you change it.

STATE INCOME TAX WITHHOLDING ELECTION

Your payor cannot withhold an amount less than the required minimum for your state. If no election is made, the minimum withholding will be taken based on your state of residence on record with your payer.

The following states mandate withholding: Arkansas, California, Connecticut, Delaware, District of Columbia, Iowa, Kansas, Maine, Massachusetts, Michigan, Minnesota, Nebraska, North Carolina, and Vermont.

I file a state tax return with the state of ________________________

(Select one)

☐   Do not withhold state income tax, unless required.

☐   Withhold state Income Tax of ________________________%

☐   Withhold State Income Tax of $ ________________________

PART 5 — NEW BANK INSTRUCTIONS

(Medallion Signature Guarantee Required if this Part is completed)

Bank Name:
ABA Routing Number:
Credit to:
Name(s) on Bank Account:
Bank Account Number:
For Further Credit to:
Name(s) on Account:
Account Number:

PART 6 — SIGNATURE(S)

Signature	Print Name (and Title if applicable)

Signature	Print Name (and Title if applicable)

Signature	Print Name (and Title if applicable)

IF REQUIRED, PLACE MEDALLION SIGNATURE GUARANTEE STAMP BELOW:

A SHAREHOLDER MAY WITHDRAW OR MODIFY ANY REQUEST TO REPURCHASE SHARES AT ANY TIME PRIOR TO 4:00 P.M., EASTERN TIME, ON NOVEMBER 6, 2024 BUT NOT THEREAFTER.

2024 Marginal Rate Tables

You may use these tables to help you select the appropriate withholding rate for this payment or distribution. Add your income from all sources and use the column that matches your filing status to find the corresponding rate of withholding. See “Suggestion for determining withholding” below for more information on how to use this table.

Single or Married filing separately		Married filing jointly or Qualifying surviving spouse		Head of household
Total income over—	Tax rate for every dollar more	Total income over—	Tax rate for every dollar more	Total income over—	Tax rate for every dollar more
$0	0%	$0	0%	$0	0%
14,600	10%	29,200	10%	21,900	10%
26,200	12%	52,400	12%	38,450	12%
61,750	22%	123,500	22%	85,000	22%
115,125	24%	230,250	24%	122,400	24%
206,550	32%	413,100	32%	213.850	32%
258,325	35%	516,650	35%	265,600	35%
623,950*	37%	760,400	37%	631,250	37%
*If married filing separately, use $380,200 instead for this 37% rate.

General Instructions

Section references are to the Internal Revenue Code.

Future developments. For the latest information about any future developments related to Form W-4R, such as legislation enacted after it was published, go to www.irs.gov/FormW4R.

Purpose of form. Complete Form W-4R to have payers withhold the correct amount of federal income tax from your nonperiodic payment or eligible rollover distribution from an employer retirement plan, annuity (including a commercial annuity), or individual retirement arrangement (IRA). See page 2 for the rules and options that are available for each type of payment (payments made in installments at regular intervals over a period of more than 1 year) from these plans or arrangements. Instead, use Form W-4P, Withholding Certificate for Periodic Pension or Annuity Payments. For more information on withholding, see Pub. 505, Tax Withholding and Estimated Tax.

Caution: If you have too little tax withheld, you will generally owe tax when you file your tax return and may owe a penalty unless you make timely payments of estimated tax. If too much tax is withheld, you will generally be due a refund when you file your tax return. Your withholding choice (or an election not to have withholding on a nonperiodic payment) will generally apply to any future payment from the same plan or IRA. Submit a new Form W-4R if you want to change your election.

Nonperiodic payments—10% withholding. Your payer must withhold at a default 10% rate from the taxable amount of nonperiodic payments unless you enter a different rate on line 2. Distributions from an IRA that are payable on demand are treated as nonperiodic payments. Note that the default rate of withholding may not be appropriate for your tax situation. You may choose to have no federal income tax withheld by entering “-0-” on line 2. See the specific instructions below for more information. Generally, you are not permitted to elect to have federal income tax withheld at a rate of less than 10% (including “-0-”) on any payments to be delivered outside the United States and its territories.

Note: If you don’t give Form W-4R to your payer, you don’t provide an SSN, or the IRS notifies the payer that you gave an incorrect SSN, then the payer must withhold 10% of the payment for federal income tax and can’t honor requests to have a lower (or no) amount withheld. Generally, for payments that began before 2024, your current withholding election (or your default rate) remains in effect unless you submit a Form W-4R.

Eligible rollover distributions-20% withholding. Distributions you receive from qualified retirement plans (for example, 401(k) plans and section 457(b) plans maintained by a governmental employer) or tax-sheltered annuities that are eligible to be rolled over to an IRA or qualified plan are subject to a 20% default rate of withholding on the taxable amount of the distribution. You can't choose withholding at a rate of less than 20% (including "-0-"). Note that the default rate of withholding may be too low for your tax situation. You may choose to enter a rate higher than 20% on line 2. Don't give form W-4R to your payer unless you want more than 20% withheld.

Note that the following payments are not eligible rollover distributions for purposes of these withholding rules:

●    Qualifying "hardship" distributions;

●    Distributions required by federal law, such as required minimum distributions;

●    Generally, distributions from a pension-linked emergency savings account;

●    Eligible distributions to a domestic abuse victim;

●    Qualified disaster recovery distributions;

●    Qualified birth or adoption distributions; and

●    Emergency personal expense distributions.

See Pub. 505 for details. See also Nonperiodic payments-10% withholding above.

Payments to nonresident aliens and foreign estates. Do not use Form W-4R. See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities, and Pub. 519, U.S. Tax Guide for Aliens, for more information.

Tax relief for victims of terrorist attacks. If your disability payments for injuries incurred as a direct result of a terrorist attack and are not taxable, enter "-0-" on line 2. See Pub. 3920, Tax Relief for Victims of Terrorist Attacks, for more details.

Specific Instructions

Line 1b

For an estate, enter the estate’s employer identification number (EIN) in the area reserved for “Social security number.”

Line 2

More withholding. If you want more than the default rate withheld from your payment, you may enter a higher rate on line 2.

Less withholding (nonperiodic payments only). If permitted, you may enter a lower rate on line 2 (including “-0-”) if you want less than the 10% default rate withheld from your payment. If you have already paid, or plan to pay, your tax on this payment through other withholding or estimated tax payments, you may want to enter “-0-”.

Suggestion for determining withholding. Consider using the Marginal Rate Tables (above) to help you select the appropriate withholding rate for this payment or distribution. The tables are most accurate if the appropriate amount of tax on all other sources of income, deductions, and credits has been paid through other withholding or estimated tax payments. If the appropriate amount of tax on those sources of income has not been paid through other withholding or estimated tax payments, you can pay that tax through withholding on this payment by entering a rate that is greater than the rate in the Marginal Rate Tables.

The marginal tax rate is the rate of tax on each additional dollar of income you receive above a particular amount of income. You can use the table for your filing status as a guide to find a rate of withholding for amounts above the total income level in the table.

To determine the appropriate rate of withholding from the table, do the following. Step 1: Find the rate that corresponds with your total income not including the payment. Step 2: Add your total income and the taxable amount of the payment and find the corresponding rate.

If these two rates are the same, enter that rate on line 2. (See Example 1 below.)

If the two rates differ, multiply (a) the amount in the lower rate bracket by the rate for that bracket, and (b) the amount in the higher rate bracket by the rate for that bracket. Add these two numbers; this is the expected tax for this payment. To get the rate to have withheld, divide this amount by the taxable amount of the payment. Round up to the next whole number and enter that rate on line 2. (See Example 2 below.)

If you prefer a simpler approach (but one that may lead to overwithholding), find the rate that corresponds to your total income including the payment and enter that rate on line 2.

Examples. Assume the following facts for Examples 1 and 2. Your filing status is single. You expect the taxable amount of your payment to be $20,000. Appropriate amounts have been withheld for all other sources of income and any deductions or credits.

Example 1. You expect your total income to be $62,000 without the payment. Step 1: Because your total income without the payment, $62,000, is greater than $61,750 but less than $115,125, the corresponding rate is 22%. Step 2: Because your total income with the payment, $82,000, is greater than $61,750 but less than $115,125, the corresponding rate is 22%. Because these two rates are the same, enter “22” on line 2.

Example 2. You expect your total income to be $43,700 without the payment. Step 1: Because your total income without the payment, $43,700, is greater than $26,200 but less than $61,750, the corresponding rate is 12%. Step 2: Because your total income with the payment, $63,700, is greater than $61,750 but less than $115,125, the corresponding rate is 22%. The two rates differ. $18,050 of the $20,000 payment is in the lower bracket ($61,750 less your total income of $43,700 without the payment), and $1,950 is in the higher bracket ($20,000 less the $18,050 that is in the lower bracket). Multiply $18,050 by 12% to get $2,166. Multiply $1,950 by 22% to get $429. The sum of these two amounts is $2,595. This is the estimated tax on your payment. This amount corresponds to 13% of the $20,000 payment ($2,595 divided by $20,000). Enter “13” on line 2.

Privacy Act and Paperwork Reduction Act Notice. We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide this information only if you want to (a) request additional federal income tax withholding from your nonperiodic payment(s) or eligible rollover distribution(s); (b) choose not to have federal income tax withheld from your nonperiodic payment(s), when permitted; or (c) change a previous Form W-4R (or a previous Form W-4P that you completed with respect to your nonperiodic payments or eligible rollover distributions). To do any of the aforementioned, you are required by sections 3405(e) and 6109 and their regulations to provide the information requested on this form. Failure to provide this information may result in inaccurate withholding on your payment(s). Failure to provide a properly completed form will result in your payment(s) being subject to the default rate; providing fraudulent information may subject you to penalties.

Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

The average time and expenses required to complete and file this form will vary depending on individual circumstances. For estimated averages, see the instructions for your income tax return.

If you have suggestions for making this form simpler, we would be happy to hear from you. See the instructions for your income tax return.